EXHIBIT 16.a



                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/  William Dannecker
------------------------------------------------
William Dannecker
President

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

   (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

   (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

   (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ William A. McKenna, Jr.
------------------------------------------------
William A. McKenna, Jr.
                                Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Joseph R. Ficalora
------------------------------------------------
Joseph R. Ficalora
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Candace Cox
------------------------------------------------
Candace Cox
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Raymond L. Willis
------------------------------------------------
Raymond L. Willis
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Maurice E. Kinkade
------------------------------------------------
Maurice E. Kinkade
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Herbert G. Chorbajian
------------------------------------------------
Herbert G. Chorbajian
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ James P. Cronin
------------------------------------------------
James P. Cronin
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ Joseph L. Mancino
------------------------------------------------
Joseph L. Mancino
Trustee

                           LIMITED POWER OF ATTORNEY


         The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust as attorney-in-fact, to sign on behalf of the undersigned, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

     (A) any registration statement of RSI Retirement Trust (the "Trust"), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

     (B) any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission; and

     (C) any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

         This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 2004.


/s/ William L. Schrauth
------------------------------------------------
William L. Schrauth
Trustee